Gold Investors
11 Hanover Square, New York, NY 10005
1-888-503-FUND for Investment Information
1-888-503-VOICE for Shareholder Services


Investing in Mining Shares
and Gold, Platinum and
Silver Bullion for Long
Term Capital Appreciation
Annual Report
December 31, 1998


February 14, 1999

Fellow Shareholders:

            It is a pleasure to welcome our shareholders who have opened a new account since our last Report, either directly or through their discount brokerage account at Charles Schwab & Co., Fidelity Investments, Waterhouse Securities, Jack White & Co., or Bull & Bear Securities. The Fund continues to be popular among long term investors who are retired or planning for retirement, as evidenced by the fact that approximately one third of the Fund's net asset value represents investments by shareholders in their IRA and other qualified retirement plan accounts.

                               Review and Outlook

         While gold began and finished the year 1998 at approximately the same price level in U.S. dollars, it was buffeted by a variety of often negative factors along the way, with the price falling to a 19-year low of $271 in late August. It subsequently rallied to $300 as the hedge fund, Long Term Capital Management, had its financial crisis land on world markets. The subsequent rescue by a group of banks and major investment firms helped restore stability to financial markets, and gold fell back to the $280 level.

            A major factor causing weakness in the gold price in 1998 was the decline in most commodity prices, especially crude oil. These declines put a damper on inflation as measured by the Consumer Price Index, which fell to an 0.8% rate in the fourth quarter, the lowest in 40 years.

            The Federal Reserve has reported, however, that M3, a broad measure of money supply, grew by 11.3% in 1998. This is the highest rate in 16 years, and suggests that inflation could well be in the pipeline and certainly remains a threat. At M3's prior peak, the inflation rate was 6.6%.

            The weakness of the gold price during the year negatively impacted gold mining shares. While major producers declined sharply, smaller producers and project development companies were particularly hard hit. Many stocks made multi-year lows before showing some recovery and gold stock indices declined more than 30%. Reflecting these conditions, shares of the Fund declined 32.21% for the year.

            Nevertheless, the condition of the gold mining industry continues to improve. Despite its difficulties, significant consolidation has taken place in South Africa, North America and Australia, resulting in enhanced productivity, reduced costs and higher profits. South African mines also enjoyed increased revenues as a result of an approximately 20% devaluation of the rand in July.

            The Fund's strategy has been to invest in equity securities of companies involved directly or indirectly in mining, processing or dealing in gold and other precious metals, and gold bullion. The Fund also invested in companies that own or develop natural resources and other basic commodities, in securities of selected growth companies, and U.S.

Government securities. In addition, the Fund selectively employed leverage and futures strategies in attempting to enhance returns.

            In view of the depressed level, as well as the volatility of the precious metals markets, we recommend building your account over time by investing on a regular basis, which can be done safely, automatically and conveniently through the Investor Service Center Bank Transfer Plan, the Investor Service Center Salary Investing Plan, and/or the Investor Service Center Government Direct Deposit Plan. For information on any of these free services simply give us a call and we will help you get started.

            If you have any questions or would like information on any of the Investor Service Center Funds, or the Investor Service Center No-Fee Traditional, Roth or Education IRA, we would be very pleased to hear from you. Just call 1-888-503- FUND (3863), and an Investor Service Representative will be glad to assist you, as always, without any obligation on your part.

                                   Sincerely,

     Robert D. Anderson                                  Thomas B. Winmill
     Vice Chairman                                       President

Mutual Funds
            Dollar Reserves

            A high quality money market fund investing in U.S. Government securities. Income is generally free from state income and intangible personal property taxes. Free, unlimited check writing with only a $250 minimum per check.

            Gold Investors

            Seeks long term capital appreciation in investments with the potential to provide a hedge against inflation and preserve the purchasing power of the dollar.

            Special Equities Fund

            Invests aggressively for maximum capital appreciation.

            U.S. and Overseas Fund

            Invests worldwide for the highest possible total return.

Closed-end investment companies

            Global Income Fund (symbol: GIF)

            Investing for a high level of income from a global portfolio of primarily investment grade fixed income securities.

            Tuxis Corporation (symbol: TUX)

            Investing for an attractive level of long term return on an after tax basis, with at least 50% of total assets in municipal securities and the balance in selected growth stocks.

            U.S. Government Securities Fund (symbol: BXL)

            Invests for a high level of current income, liquidity, safety of principal by investing primarily in U.S. Government securities, and may invest up to 35% of its total assets in common stocks and other equity securities.

Call  toll-free  1-888-503-FUND  (3863)  or  visit   www.mutualfunds.net  for  a
prospectus containing more complete information, including charges and expenses. Please read it carefully before you invest or send money.

Total Return Performance. For periods ended 12/31/98, Bull & Bear Gold Investors' total return for one year was a negative 32.21 %, average annual total return for the past five years was a negative 23.90%, and for the past ten years was a negative 9.61%. Past performance does not guarantee future results. Investment return will fluctuate, so shares when redeemed may be worth more or less than their cost. Dollar cost averaging does not assure a profit or protect against loss in a declining market, and investors should consider their ability to make purchases when prices are low.

 BULL & BEAR GOLD INVESTORS LTD.
Schedule of Portfolio Investments - December 31, 1998

Shares                                                             Market Value
------                                                             ------------
            COMMON STOCKS  AND WARRANTS (97.8%)
            North America (69.1%)
170,000     Alta Gold Co.*                                           $260,313
1,000       Aluminum Company of America                               74,563
10,000      ASARCO Inc.                                               150,625
12,150      Barrick Gold Corp.                                        236,925
32,650      Cambior Inc.                                              161,209
2,600       Continental Materials Corp.*                              94,900
18,100      Dallas Gold and Silver Exchange, Inc.                     69,006
10,000      Engelhard Corp.                                           195,000
10,300      Euro-Nevada Mining Corp.                                  168,191
4,000       Finlay Enterprises, Inc.*                                 40,500
15,000      Freeport-McMoRan Copper & Gold, Inc.B                     145,312
70,500      Golden Cycle Gold Corp.* (2)                              484,687
22,400      Homestake Mining Company                                  205,800
80,000      Kenrich Mining Corp. Units*                               10,451
5,000       LeaRonal, Inc.                                            169,375
10,400      Mail-Well, Inc.*                                          118,950
2,000       Mine Safety Appliances Co.                                142,000
5,000       Mining Services International Corp.                       26,875
5,000       Mueller Industries, Inc.*                                 101,562
5,300       Navistar International Corp.                              151,050
19,999      Newmont Mining Corp.                                      361,232
10,000      OroAmerica, Inc.*                                         98,750
333,333     Oxus Resources Corp. Units (1)*                           195,000
3,000       Phelps Dodge Corp.                                        152,625
15,000      The Pioneer Group, Inc.                                   296,250
17,350      Placer Dome Inc.                                          199,525
6,400       Reliance Steel & Aluminum Co.                             176,800
100,000     Rio Narcea Gold Mines, Ltd.*                              166,558
10,000      RTI International Metals, Inc.                            140,000
4,500       World Fuel Services Corp.                                 48,375
                                                                      4,842,409
            Australia (7.5%)
190,000     Delta Gold NL ADR                                         249,375
49,820      Great Central Mines Ltd. ADR                              107,424
95,000      Resolute Limited                                          66,806
34,000      WMC Limited                                               102,292
                                                                      525,897
            Ghana (5.4%)
40,000      Ashanti Goldfields Co. Ltd.                               375,000

            Mexico (5.3%)
125,000     Industrias Penoles S.A.                                   373,549

            South Africa (10.5%)
6,800       Anglo American Corp. of South Africa Ltd. ADR             279,375
7,500       AngloGold Ltd.                                            146,719
20,000      Gold Fields Ltd.*                                         107,500
96,000      Randfontein Estates Ltd. ADR                              204,000
                                                                      737,594

            Total Common Stocks and Warrants (cost: $8,877,448)       6,854,449

            PREFERRED STOCK (1.8%)
5,100       Freeport-McMoRan Copper & Gold, Inc. Preferred Series C       62,794
5,400       Freeport-McMoRan Copper & Gold, Inc. Preferred Series D       63,113
              Total Preferred Stock (cost: $196,195)                     125,907

Par Value
            SHORT-TERM INVESTMENTS (0.4%)
$30,000     U.S. Treasury Bill, due 1/21/99 (cost: $29,924)               29,924

            Total Investments (cost: $9,103,567) (100.0%)             $7,010,280

 *   Indicates non-income producing security.
(1)  Security is not publicly traded (note 4).
(2)  Affiliated company.

See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998

ASSETS:
 Investment at market value
             (cost: $9,103,567) (note 1) ............................ $7,010,280
 Foreign currencies net assets .........................................  18,299
 Receivables:
   Fund shares sold ...................................................  277,725
   Dividends ............................................................  7,845
 Other assets ...........................................................  3,058
                       Total assets .................................  7,317,207

LIABILITIES:
Payables:
   Demand note payable to bank (note 5) ................................ 935,158
   Fund shares redeemed ................................................. 34,929
   Forward currency contract (note 4) ....................................... 83
Accrued expenses ........................................................ 47,450
Accrued management and distribution fees ................................. 6,353
                       Total liabilities ............................. 1,023,973

NET ASSETS: (applicable to 2,232,394 outstanding
   shares: 500,000,000 shares of $.01 par value authorized) ......... $6,293,234

NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE
   ($6,293,234 / 2,232,394) .............................................. $2.82
At December 31, 1998, net assets consisted of:
   Paid-in capital ................................................. $20,984,733
   Undistributed net realized loss on investments ................. (12,598,216)
   Net unrealized depreciation on
      investments and foreign currencies ........................... (2,093,283)
                                                                      $6,293,234

STATEMENTS OF OPERATIONS
For the six months ended December 31, 1998 and the year ended June 30, 1998

                                                December 31,            June 30,
                                                   1998                   1998
INVESTMENT INCOME:
  Dividends ................................... $ 61,996              $  141,145
  Interest ......................................  5,516                  20,053
  Total investment income ....................... 67,512                  61,198

EXPENSES:
   Distribution (note 3) ........................ 35,585                 111,870
   Investment management
         (note 3) ............................... 35,585                 109,871
   Interest (note 5) ............................ 13,265                  33,835
   Transfer agent ............................... 13,161                  31,032
   Shareholder administration (note 3) .......... 12,606                  30,158
   Professional (note 3) ........................ 13,517                  29,779
   Custodian ....................................  5,699                  26,021
   Registration (note 3) ........................ 11,864                  25,814
   Printing .....................................  3,266                  15,487
   Directors ....................................  3,630                   8,634
   Other ........................................  5,832                  11,003
      Total expenses ........................... 154,010                 433,504
      Fee reductions (note 4) ....................   (580)               (7,947)
        Net expenses ........................... 153,430                 425,557
           Net investment loss ................. (85,918)              (264,359)

REALIZED AND UNREALIZED
  GAIN  (LOSS) ON
  INVESTMENTS, FOREIGN
  CURRENCIES AND FUTURES:
  Net realized gain from foreign
      currency and futures
      transactions .............................. 22,683                 127,639
  Net realized loss from security
      transactions .......................... (1,644,546)           (11,052,895)
  Unrealized appreciation
      (depreciation) of
      investments and foreign
      currencies during the period ............. 210,016)              4,613,405

      Net realized and unrealized
           loss on investments,
           foreign currencies and
           futures .......................... (1,831,879)            (6,311,851)

Net decrease in net assets
         resulting from operations ......... $(1,917,797)           $(6,576,210)

STATEMENTS OF CHANGES IN NET ASSETS
For the six months ended December 31, 1998 and the Years Ended June 30, 1998 and
1997
                                                              December 31,         June 30,              June 30,
                                                                 1998               1998                  1997
OPERATIONS:
 Net investment loss ....................................... $  (85,918)         $ (264,359)         $  (494,487)
 Net realized gain (loss) from foreign
    currency and futures transactions .......................... 22,683             127,639             (211,090)
 Net realized gain (loss) from security transactions ........(1,644,546)        (11,052,895)            3,146,892
 Unrealized appreciation (depreciation) of investments
    and foreign currencies during the period ................. (210,016)          4,613,405          (12,311,707)
   Net decrease in net assets resulting from operations .... (1,917,797)         (6,576,210)          (9,870,392)

DISTRIBUTIONS TO SHAREHOLDERS:
 Distributions from net realized gains
    ($0.41 and $2.27 per share, respectively) ................     _               (835,640)          (4,153,125)

CAPITAL SHARE TRANSACTIONS:
 Change in net assets resulting from
    capital share transactions (a) ........................... (113,097)             519,320            1,751,181
  Total decrease in net assets ............................. (2,030,894)          (6,892,530)         (12,272,336)

NET ASSETS
 Beginning of period ........................................ 8,324,128            15,216,658          27,488,994
 End of period (including accumulated deficit in net investment
    income of $0, $3, 506 and $3,266, respectively) ........ $6,293,234            $8,324,128         $15,216,658

(a)     Transactions in capital shares were as follows:

                                     December 31, 1998                 June 30, 1998                 June 30, 1997
                                     Shares       Value            Shares       Value             Shares      Value
Shares sold ....................... 332,400    $1,002,041          808,491    $3,962,860         707,565    $8,366,721
Shares issued in reinvestment
  of distributions ................    _          _                193,827    783,480            375,803     3,855,738
Shares redeemed ...................(371,213)  (1,115,138)         (861,998)  (4,227,020)        (912,837)  (10,471,278)
Net increase (decrease) ........... (38,813)   ($113,097)          140,320    $519,320           170,531    $1,751,181


                         Notes to Financial Statements

(1) The Fund is a Maryland corporation registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the Fund is long term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in securities of companies involved directly or indirectly in mining, processing or dealing in gold or other precious metals and in gold, platinum and silver bullion, as set forth in its prospectus. Income is the secondary objective. On March 4, 1998, the Board of Directors of the Fund approved a change in the fiscal year end to December 31. Previously, the fiscal year end was June 30. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, investments in securities traded on a national securities exchange and securities traded on the Nasdaq National Market System ("NMS") are valued at the last quoted sales price on the day the valuations are made. Such securities that are not traded on a particular day, securities traded in the over-the-counter market that are not on the NMS, and bullion are valued at the mean between the last reported bid and asked prices. Foreign securities, currencies and gold, platinum and silver coins are valued in U.S. dollars. Securities and bullion for which quotations are not readily available and other assets are valued as determined in good faith by or under the direction of the Board of Directors. Futures contracts are marked to market daily and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Forward contracts are marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts. Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities in accordance with income tax regulations. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. At December 31, 1998, the Fund had an unused capital loss carryforward of approximately $12,598,200 of which $3,474,200 and $9,124,000 expire in 2005 and 2006, respectively. Based upon Federal income tax cost of $9,103,567, gross unrealized appreciation and gross unrealized depreciation were $78,654 and $2,171,941, respectively at December 31, 1998. Distributions paid to shareholders differ from net realized gains from security transactions as determined for financial reporting purposes principally as a result of utilization of capital loss carryforwards, wash sales, and capital gains distributions paid in the subsequent year.

(3) The Fund retains Bull & Bear Advisers, Inc. as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at an annual rate of 1% on the first $10 million, 7/8 of 1% over $10 million up to $30 million, 3/4 of 1% over $30 million up to $150 million, 5/8 of 1% over $150 million up to $500 million, and 1/2 of 1% over $500 million. The Investment Manager has agreed to waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale, although currently the Fund is not subject to any such limits. Pursuant to the Investment Management Agreement, the Investment Manager retained Lion Resource Management Limited (the "Subadviser") regarding portfolio investments. Pursuant to the Subadvisory agreement which terminated on August 30, 1997, the Subadviser advised and consulted with the Investment Manager regarding the selection, clearing and safekeeping of the Fund's portfolio investments and assisted in pricing and generally monitoring such investments. The Subadviser also provided the Investment Manager with advice as to allocating the Fund's portfolio assets among various countries, including the United States and among equities, bullion and other types of investments, including recommendations of specific investments. The Investment Manager, not the Fund, paid the Subadviser monthly a percentage of the Investment Manager's net fees based upon the Fund's performance and net assets. Certain officers and directors of the Fund are officers and directors of the Investment Manager and Investor Service Center, Inc., the Fund's Distributor. The Fund reimbursed the Investment Manager $1,894 for providing certain administrative and accounting services at cost for the six months ended December 31, 1998. During the six months ended December 31, 1998, the Fund paid $2,709 to Bull & Bear Securities, Inc., an affiliate of the Investment Manager, in commissions for brokerage services. The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Pursuant to the Plan, the Fund pays the Distributor a distribution fee in an amount of three-quarters of one percent per annum of the Fund's average daily net assets and a service fee in an amount of one-quarter of one percent per annum of the Fund's average daily net assets. The fee for service activities is intended to cover personal services provided to shareholders in the Fund and the maintenance of shareholder accounts. The fee for distribution activities is to cover all other activities and expenses primarily intended to result in the sale of the Fund's shares. Investor Service Center also received $12,606 for shareholder administration services which it provided to the Fund at cost for the six months ended December 31, 1998.

(4) The Fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $580, under such arrangements. Purchases and proceeds of sales of securities other than short term notes and bullion aggregated $2,679,812 and $2,831,916, respectively, for the six months ended December 31, 1998. On December 31, 1998, the Fund held an investment which is not publicly traded and is valued at fair value as determined in good faith by or under the direction of the Board of Directors. Date of acquisition and cost of such investment are as follows:

Units     Investment                  Date of Acquisition    Cost         Value
333,333   Oxus Resources Corp. Units        8/15/96        $300,000     $195,000

At December 31, 1998, the total value of such investment represented 2.82% of net assets.

A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. When the Fund purchases or sells foreign securities it customarily enters into a forward currency contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts. The Fund had the following forward currency contracts outstanding at December 31, 1998:

Contracts to Sell Foreign Currency      In Exchange for    Settlement Date     Unrealized Loss
181,250 Mexican Pesos                    U.S. $18,216           1/4/99               $(83)


(5) The Fund has a committed bank line of credit. At December 31, 1998, the balance outstanding was $935,158 and the interest rate was equal to the Federal Reserve Funds Rate plus 1.00 percentage point. For the six months ended December 31, 1998, the weighted average interest rate was 6.12% based on the balances outstanding during the year and the weighted average amount outstanding was $417,872.

FINANCIAL HIGHLIGHTS
                                                Six
                                           Months Ended
                                            December 31,
PER SHARE DATA *                               1998*        1998           1997         1996           1995            1994
Net asset value at beginning of period ....... $3.67       $7.14         $14.02       $13.13         $15.71          $16.98
Income from investment operations:
  Net investment loss ........................ -0.04       -0.12          -0.25        -0.22            _             -0.11
  Net realized and unrealized gain
     (loss) on investments ................... -0.81       -2.94          -4.36         2.72          -1.13           -1.05
   Total from investment operations .......... -0.85       -3.06          -4.61          2.5          -1.13           -1.16
Less distributions:
  Distributions from net realized
     gains on investments ....................   -         -0.41          -2.27        -1.61          -1.45           -0.11
   Total distributions .......................   -         -0.41          -2.27        -1.61          -1.45           -0.11
Net asset value at end of period ............. $2.82       $3.67          $7.14       $14.02         $13.13          $15.71
TOTAL RETURN ................................ -23.16%     -43.45%        -37.81%       21.01%         -8.01%          -6.92%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period
   (000's omitted) ..........................  $6,293      $8,234        $15,217      $27,485        $29,007           36603
Ratio of expenses to average net
   assets (a) (b) ...........................  4.32%**      3.88%          2.94%        3.05%          2.93%           2.57%
Ratio of net investment income (loss)
   to averagenet assets ..................... (2.50)%**    -2.40%         -2.06%       -1.61%          0.01%          -0.68%
Portfolio turnover rate .....................   36%        136%            37%          61%           158%            129%

* Per share net investment loss and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.
**Annualized.
(a)Ratios excluding interest expense were 3.96%**, 3.57%, 2.77%, 2.93%, 2.82%, and 2.54%, for the six months ending December 31, 1998 and the years ending June 30, 1998, 1997, 1996, 1995, and 1994, respectively. (b)Ratio after custodian credits was 4.30%** and 3.82% for the six months ending December 31, 1998 and the year ended June 30, 1998, respectively.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors and Shareholders of
Bull & Bear Gold Investors Ltd.:

We have audited the accompanying statement of assets and liabilities of Bull & Bear Gold Investors Ltd. including the schedule of portfolio investments as of December 31, 1998, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bull & Bear Gold Investors Ltd. as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                        TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 15, 1999


Total Return Performance Graphs

Bull & Bear Gold Investors Ltd. ("Fund")

Morningstar Specialty Fund-Precious Metals
Average ("PMFA")

Standard & Poor's 500 Stock Index ("S&P 500")

The performance graph shows returns of an initial investment of $10,000 in Bull & Bear Gold Investors, in Standard & Poor's 500 Stock Index, and in Morningstar Specialty Fund-Precious Metals Average of 22 funds from 1/1/89 to 12/31/98. Results in each case reflect reinvestment of dividends and distributions. The Index is unmanaged and fully invested in common stocks. The Fund invests primarily in gold, platinum and silver bullion, a global portfolio of securities of companies involved in mining, processing or dealing in gold or other precious metals, and may invest in fixed income securities for temporary defensive purposes. Past performance is not predictive of future performance.

          [Graph omitted]

For Fund prospectuses and other
investment information, call toll-free

1-888-503-FUND
1-888-503-3863

For shareholder services by
Investor Access, call toll-free

1-888-503-VOICE
1-888-503-8642